                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported)   April 4, 2001
                                                          -------------


                              NOVOSTE CORPORATION
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)


         Florida                        0-20727                  59-2787476
------------------------------       -------------            ----------------
(State or other jurisdiction          (Commission               (IRS Employer
       of incorporation)              File Number)             Identification)


                3890 Steve Reynolds Blvd., Norcross, GA        30093
               --------------------------------------------------------
               (Address of principal executive offices)      (Zip Code)



     Registrant's telephone number, including area code    (770) 717-0904
                                                         ------------------



--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

Item 5.  Other Events
---------------------

The Registrant's unaudited results of operations for the quarter ended
September 30, 2000 are presented below as previously reported in its Form 10-Q and as restated to reflect the revenue recognition policy applied in the Registrant's audited financial statements for the year ended December 31, 2000 Annual Financial Statements. The results of operations for the quarter and year ended December 31, 2000 are also presented below as previously reported in the Company's earnings release dated January 29, 2001 and as restated in the audited financial statements for the year ended December 31, 2000 to reflect the revenue recognition policies applied. The restated results of operations were included in the Registrant's Annual Report on Form 10-K filed with the Securities and Exchange Commission on April 2, 2001.

The Registrant has evaluated the impact of Staff Accounting Bulletin (SAB) 101, Revenue Recognition in Financial Statements, on its revenue recognition policies and has concluded, based on its current understanding of the SEC's ongoing interpretation of SAB 101, that the adoption of SAB 101 in 2000 did not require the Registrant to change its revenue recognition policies in its audited financial statements for the year ended December 31, 2000. The Registrant had previously disclosed and reported in its Form 10-Q for the quarter ended September 30, 2000, that the adoption of SAB 101 would require a change in its revenue recognition policies.


                            Third Quarter Ended             Fourth Quarter Ended                 Year Ended
                       ----------------------------     ---------------------------     ---------------------------
                        September 30   September 30      December 31    December 31      December 31    December 31
                       ----------------------------     ---------------------------     ---------------------------
                       As Previously        As          As Previously        As         As Previously        As
                          Reported       Restated          Reported       Restated         Reported       Restated
                       ----------------------------     ---------------------------     ---------------------------
Net sales and revenue      1,445,527      1,301,771         3,279,912     3,184,117         6,863,487     6,529,581

Cost of sales                977,146        833,390         1,996,614     1,900,819         4,591,508     4,257,602

Gross margin                 468,381        468,381         1,283,298     1,283,298         2,271,979     2,271,979

Loss from operations      (9,807,332)    (9,807,332)      (11,033,625)  (11,033,625)      (36,818,939)  (36,818,939)

Net loss                  (8,704,782)    (8,704,782)      (10,040,616)  (10,040,616)      (33,073,473)  (33,073,473)

Net loss per share             (0.54)         (0.54)            (0.63)        (0.63)            (2.13)        (2.13)


The Registrant believes that its adoption of SAB 101 will not have any material effect on the recognition of revenues during the year ending December 31, 2001.

                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:      April 4, 2001


                                          NOVOSTE CORPORATION
                                          -------------------
                                           (Registrant)

                                    By:   /S/ EDWIN B. CORDELL, JR.
                                          ----------------------------------
                                          Edwin B. Cordell, Jr.
                                          Vice President - Finance